SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------


       Date of Report (Date of earliest event reported): October 25, 1996

                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                      1-9019                     76-0040040
(State or other               (Commission               (I.R.S. Employer
  jurisdiction                File Number)             Identification No.)
of incorporation)



                  1330 Post Oak Boulevard, Houston, Texas 77056
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 623-6544

Item 5.       OTHER EVENTS.

              Press Releases. The information set forth in the press releases of the registrant dated October 21, 1996, October 23, 1996, October 24, 1996 and October 25, 1996, respectively, each of which is filed as an exhibit hereto, is incorporated by reference herein.

              The press releases contain forward-looking statements within the meaning of the Securities Litigation Reform Act that involve risks and uncertainties, including price volatility, development, operational and implementation risks, and other factors described from time to time in the registrant's publicly available SEC reports, which could cause actual results to differ materially.


Item 7.       FINANCIAL STATEMENT AND EXHIBITS.

              (c) Exhibits.


  Exhibit
  Number          Description
  ------          -----------
   99.1           Press release dated October 21, 1996
   99.2           Press release dated October 23, 1996
   99.3           Press release dated October 24, 1996
   99.4           Press release dated October 25, 1996

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNION TEXAS PETROLEUM
                                        HOLDINGS, INC.



                                        By:  /s/ Alan R. Crain, Jr.
                                             ---------------------------------
                                             Alan R. Crain, Jr.
                                             Vice President and General Counsel


Date: October 25, 1996

                                INDEX TO EXHIBITS


  Exhibit
  Number                   Description
  ------                   -----------
   99.1                    Press release dated October 21, 1996
   99.2                    Press release dated October 23, 1996
   99.3                    Press release dated October 24, 1996
   99.4                    Press release dated October 25, 1996